REVOCABLE PROXY

                               NEUREX CORPORATION
                               3760 HAVEN AVENUE
                              MENLO PARK, CA 94025

                         ANNUAL MEETING OF STOCKHOLDERS
                                AUGUST 11, 1998

     THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF NEUREX
                                  CORPORATION

  The undersigned stockholder of Neurex Corporation (the "Company") hereby constitutes and appoints PAUL GODDARD and THOMAS L. BARTON the proxy of the undersigned, with full power of substitution and revocation, to attend the Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at 190 Independence Drive, which is located at Menlo Park, California, on August 11, 1998, at 10:00 a.m., local time, and at any adjournments thereof, and to vote all of the shares of common stock of the Company which the undersigned may be entitled to vote upon the following matters:

                  (Continued and to be signed on reverse side)




                             FOLD AND DETACH HERE

     PLEASE MARK
[X]  YOUR VOTE AS
     INDICATED IN
     THIS EXAMPLE

  THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF THIS PROXY IS SUBMITTED, BUT NO DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED "FOR" THE APPROVAL AND ADOPTION OF THE MERGER AGREEMENT AND ALL REMAINING PROPOSALS.


1. APPROVAL AND  ADOPTION OF THE         FOR        AGAINST        WITHHELD      3. RATIFICATION OF       FOR    AGAINST  WITHHELD
   AGREEMENT AND PLAN OF MERGER,         [ ]         [ ]             [ ]            SELECTION OF          [ ]      [ ]     [ ]
   DATED AS OF APRIL 29, 1998                                                       INDEPENDENT AUDITORS.
   (THE "MERGER AGREEMENT"), BY
   AND AMONG ELAN CORPORATION, PLC,
   GANESH ACQUISITION CORP. AND THE
   COMPANY.
                                                                                4. ADOPTION OF THE        FOR   AGAINST  WITHHELD
                                        FOR             WITHHOLD                   COMPANY'S 1998         [ ]     [ ]     [ ]
                                        ALL           AUTHORITY FOR                EMPLOYEE, CONSULTANT
2. ELECTION OF DIRECTORS:             NOMINEES         ALL NOMINEES                AND DIRECTOR STOCK
   (INSTRUCTION: TO                      [ ]                [ ]                    OPTION PLAN AND THE
   WITHHOLD AUTHORITY TO                                                           AUTHORIZATION OF
   VOTE FOR THE ELECTION OF ONE OR MORE                                            1,000,000 SHARES
   PERSONS NOMINATED BY THE BOARD                                                  OF COMMON STOCK FOR ISSUANCE
   OF DIRECTORS, MARK "FOR ALL                                                     THEREUNDER.
   NOMINEES' ABOVE AND CROSS
   OUT THE NAME(S) OF PERSONS WITH
   RESPECT TO WHOM AUTHORITY IS                                                 5. OTHER MATTERS:        [ ]     [ ]     [ ]
   WITHHELD.)                                                                      DISCRETIONARY
                                                                                   AUTHORITY IS HEREBY
Nominees:   Paul Goddard            Raymond C. Egan                                GRANTED WITH RESPECT
            Thomas L. Barton        John W. Glynn, Jr.                             TO SUCH OTHER
            David L. Anderson       Howard E. Greene, Jr.                          BUSINESS AS MAY
            Gerard N. Burrow        Robert R. Luther                               PROPERLY COME
            John F. Chappell                                                       BEFORE THE MEETING OR ANY
                                                                                   ADJOURNMENT OR POSTPONEMENT
                                                                                   THEREOF.
THE COMPANY'S BOARD OF DIRECTORS RECOMMENDS A VOTE
FOR THE APPROVAL AND ADOPTION OF THE                                               The undersigned hereby acknowledges
MERGER AGREEMENT. THE COMPANY'S BOARD OF                                           receipt of the Notice of Annual Meeting
DIRECTORS ALSO RECOMMENDS A VOTE                                                   of Stockholders and the Prospectus-
FOR THE APPROVAL AND ADOPTION OF ALL                                               Proxy Statement, each dated July 1, 1998,
REMAINING PROPOSALS.                                                               furnished herewith.

                                                                                   Dated: ____________________________________, 1998

                                                                                   Signature: ______________________________________
                                                                                               SIGNATURE(S) (IF HELD JOINTLY):

                                                                                   Title or Authority: _____________________________

IMPORTANT: PLEASE SIGN YOUR NAME EXACTLY AS IT APPEARS HEREON. WHEN SIGNING AS ATTORNEY, AGENT, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE AS SUCH. EACH JOINT OWNER SHOULD SIGN THE PROXY. IF EXECUTED BY A PARTNERSHIP, THIS PROXY SHOULD BE SIGNED BY AN AUTHORIZED PARTNER.

Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.



                             FOLD AND DETACH HERE